UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 27, 2006
                       ----------------------------------
                        (Date of earliest event reported)


                CITICORP MORTGAGE SECURITIES TRUST, SERIES 2006-1
       (Issuer in Respect of the Citicorp Mortgage Securities, Inc. REMIC
                    Pass-Through Certificates, Series 2006-1)
   -------------------------------------------------------------------------
           (Exact name of issuing entity as specified in its charter)


                       CITICORP MORTGAGE SECURITIES, INC.
              -----------------------------------------------------
              (Exact name of depositor as specified in its charter)


                               CITIMORTGAGE, INC.
              ---------------------------------------------------
              (Exact name of sponsor as specified in its charter)


       New York                 333-109722-01                      None
 ----------------------------------------------------------------------------
  (State or other juris-    (Commission File No.            (I.R.S. Employer
 diction of organization     of Issuing Entity)            Identification No.)
   of issuing entity)


  1000 Technology Drive, O'Fallon, Missouri                   63368
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Depositor's Telephone Number, including area code: (636) 261-1313

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(Former name, former address and former fiscal year, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01           Financial Statements and Exhibits

                   (c)     Exhibits

Item 601(a)
of Regulation S-K

Exhbit No.                                  Description
----------                                  -----------
   (5.1)                       Legality Opinion of Michael S. Zuckert, Esq.

   (8.1)                       Tax Opinion of Cadwalader, Wickersham & Taft LLP.

   (23.1) Consent of Michael S. Zuckert (included as part of Exhibit 5.1).

   (23.2) Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 8.1).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: February 27, 2006

                                Index to Exhibits
                                -----------------

Exhbit No.                                  Description
----------                                  -----------
   (5.1)                       Legality Opinion of Michael S. Zuckert, Esq.

   (8.1)                       Tax Opinion of Cadwalader, Wickersham & Taft LLP.

   (23.1) Consent of Michael S. Zuckert (included as part of Exhibit 5.1).

   (23.2) Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 8.1).